UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 29, 2009

The Bank Holdings

(Exact name of registrant as specified in its charter)

Nevada	000-50645	90-0071778
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9990 Double R. Blvd., Reno, Nevada		89521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  775.853.8600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

FDIC Order

On June 29, 2009, Nevada Security Bank (the “Bank”), wholly-owned subsidiary of The Bank Holdings (“Company”), entered into a Stipulation and Consent to the Issuance of an Order to Cease and Desist with the Federal Deposit Insurance Corporation (“FDIC”) and the Nevada Financial Institutions Division (NFID).

The material terms of the order require the Bank to:

•      have and retain qualified management;

•      increase and subsequently maintain specified capital levels;

•      supplement its methodology for determining the adequacy of the allowance for loan and lease losses;

•      eliminate all loans classified as “Loss” and some classified as “Doubtful” and develop a written disposition plan for each classified asset;

•      update its plan for reducing the amount of commercial real estate loans;

•      formulate and implement a written profit plan;

•      eliminate and/or correct certain technical violations of regulatory laws or policies;

•      develop a source and use of funds report;

•      refrain from the payment of cash dividends without prior approval;

•      refrain from increasing the amount of brokered deposits held by the Bank; and

•      prepare and submit progress reports to the FDIC and NFID.

The Order will remain in effect until modified or terminated by the FDIC and NFID.

All customer deposits remain fully insured to the fullest extent permitted by the FDIC. The Bank expects to continue to serve its customers in all areas including making loans, establishing lines of credit, accepting deposits and processing banking transactions. Neither the Company nor the Bank admitted any wrongdoing in entering into the Stipulation and Consent to the Issuance of a Cease and Desist Order. The FDIC and NFID did not impose or recommend any monetary penalties.

The description of the Order and the Stipulation and Consent set forth in this Item 1.01 are qualified in their entirety by reference to the Order and Stipulation and Consent, copies of which are attached as Exhibits 10.1 and 10.2, respectively hereto and are incorporated by reference herein in their entirety.

On July 2, 2009, the Company issued a press release with respect to the foregoing matters, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Order to Cease and Desist with the FDIC and NFID.

10.2 Stipulation and Consent to the Issuance of an Order to Cease and Desist.

99.1 Press Release dated July 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank Holdings

July 2, 2009	By:	/s/ Jack Buchold
Name: Jack Buchold
Title: Chief Financial Officer